3Q 2023 EARNINGS PRESENTATION November 9, 2023 Nasdaq: LNZA A Carbon Recycling Company ©2023 LanzaTech Inc. All rights reserved.

These slides and any accompanying oral presentation contain forward-looking statements. All statements, other than statements of historical fact, included in these slides and any accompanying oral presentation are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements in these slides and any accompanying oral presentation include, but are not limited to, statements about estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of our business and timing of deployments, customer growth and other business milestones. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of our management and are not predictions of actual performance. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Forward-looking statements may include, for example, statements about: • our anticipated growth rate and market opportunities; • our ability to maintain the listing of our securities on the Nasdaq Stock Market; • the potential liquidity and trading of our securities; • our ability to raise financing in the future; • our assessment of the competitive landscape; • our ability to comply with laws and regulations applicable to our business; • our ability to enter into, successfully maintain and manage relationships with industry partners; • our receipt of substantial additional financing to fund our operations and complete the development and commercialization of our process technologies; • the availability of governmental programs designed to incentivize the production and consumption of low-carbon fuels and carbon capture and utilization; • our ability to adequately protect our intellectual property rights; • our ability to attract, retain and motivate qualified personnel and to manage our growth effectively; • our future financial performance and capital requirements; • our ability to implement and maintain effective internal controls; and • the impact of the COVID-19 pandemic on our business. This presentation includes data obtained from third-party studies and internal company surveys prepared for other purposes. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation. This presentation contains trademarks, service marks, trade names, and copyrights of ours and of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that LanzaTech will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. SAFE HARBOR STATEMENT 2

3 Biorefining: CCT Plants AGENDA / TABLE OF CONTENTS Sections Presenters • Global production update. . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • Commercial growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • Overview of 3Q 2023 financial results. . . . . . . . . . . . . Geoff Trukenbrod, CFO • Appendix: Additional financial information Nasdaq: LNZA

GLOBAL PRODUCTION UPDATE Nasdaq: LNZA

5 PROGRESS TO 6 COMMERCIAL-SCALE PLANTS Total of 6 commercial-scale gas fermentation facilities operating at full-scale will bring cumulative annual nameplate capacity to +300,000 tonnes of ethanol Global Reach Diverse Feedstocks Unique Regulatory Regimes

LANZAJET FREEDOM PINES FUELS WORLD’S 1ST ALCOHOL-TO-JET PLANT 6 The 10MGPY project¹ – LanzaJet Freedom Pines Fuels – is expected to commence operations in early 2024 1 Production capacity expected to be 10 million gallons of sustainable fuels per year – 9 million gallons of sustainable aviation fuel and 1 million gallons of renewable diesel

COMMERCIAL GROWTH Nasdaq: LNZA

STRONG PIPELINE THAT POSITIONS THE COMPANY FOR CONTINUED GROWTH AND SCALE

ACTIVE CUSTOMER BIOREFINING PROJECT PIPELINE[1]



60+
Active Engagements with Positive Technoeconomic Results
20+
Early-Stage Engineering
11
Advanced Engineering
2
Construction
7
Operating
Additional projects added to the top of the funnel and progressed to early-stage engineering
1 project moved into advanced engineering
4th SGLT plant and IndianOil Panipat refinery plant moved into the operating category, following successful plant startup

KEY PIPELINE CHARACTERISTICS

~78,000 tons
Avg. Plant Capacity

PIPELINE BY REGION



Asia & Pacific
Americas
Europe
India
Middle East
8%
22%
21%
30%
19%

PIPELINE BY FEEDSTOCK



6%
16%
40%
23%
15%
Gasified MSW
Industrial Off Gas
Other Gasified Solids
CO2 + H2
Biogas

[1] Biorefining project pipeline as of October 31, 2023; "Operating" category includes 5 commercial scale operating plants: 4 commercial scale operating plants in China and the IndianOil Panipat refinery project; and 2 demonstration-scale plants: Suncor ERA in Canada and Sekisui 1/10th in Japan.

8

9 3Q CARBONSMART LAUNCHES See the plant-to- product process

OVERVIEW OF 3Q FINANCIAL RESULTS Nasdaq: LNZA

OVERVIEW OF 3Q 2023 FINANCIAL RESULTS 11 Summary Financial Results¹ Commentary Revenue: ▪ Revenue up 143% YoY in 3Q 2023, across all business lines. Biorefining revenue increased primarily from sales of engineering services indicating progression of projects through the pipeline. Gross Profit: ▪ Gross profit increase of 150% YoY and gross margin of 27% in 3Q 2023. Significant sequential improvement in gross margin reflective of strengthening revenue mix. Net Loss ▪ Net Loss of $(25.3) million driven by higher operating costs but partially offset by increased gross profit. Cash ▪ Total cash, investments, and restricted cash of $136.9 million. Cash burn reduced to $24.2 million in the third quarter. Three Months Ended September 30th Change (in millions) 2023 2022 2023 vs. 2022 Total Revenue $19.6 $8.1 $11.5 Cost of Revenues $(14.4) $(6.0) $(8.4) Operating Expenses $(29.8) $(22.7) $(7.1) Net Loss $(25.3) $(22.3) $(3.0) Adjusted EBITDA $(19.1) $(19.5) $0.4 September 2023 June 2023 Change Total Cash and Investments $136.9 $161.1 $(24.2) 3Q 2023 Disaggregated Revenue² ▪ Biorefining: CCT Plants revenue increased 256% YoY to $12.4 million driven by increases in engineering and other services revenue as well as licensing revenue . ▪ CarbonSmart™ revenue increased 34% YoY to $2.3 million from sales to multiple brand customers through commercial product campaigns. ▪ Joint Development & Contract Research revenue increased 70% YoY to $4.9 million, reflective of existing contract progression and new customer projects. $ millions Biorefining: CCT Plants CarbonSmart™ Joint Development & Contract Research 1 ,2 Numbers may not add up due to rounding $2.9 $4.9 $1.7 $2.3$3.5 $12.4 $0 $5 $10 $15 $20 3Q 2022 3Q 2023 $8.1 $19.6

APPENDIX: ADDITIONAL FINANCIAL INFORMATION Nasdaq: LNZA

13 RESULT OF OPERATIONS – THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023

14 RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

FINANCIAL INFORMATION & NON-GAAP FINANCIAL MEASURES 15 To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation, interest income, net, stock-based compensation, change in fair value of warrant liabilities, change in fair value of SAFE liabilities, change in fair value of the prepaid forward contract derivative and Fixed Maturity Consideration, transaction costs on issuance of Forward Purchase Agreement, (gain) loss from equity method investees and other one-time costs related to the Business Combination and initial securities registration. We monitor and have presented in this Quarterly Report adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; (iii) excludes gain or losses on equity method investee; and (iv) excludes certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period.